                                                                    Exhibit 25.1



= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)
One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                              JEFFRIES GROUP, INC.
               (Exact name of obligor as specified in its charter)

         Delaware                                                95-4719745
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


     11100 Santa Monica Boulevard
             11th Floor
       Los Angeles, California                                 90025
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                       (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


--------------------------------------------------------------------------------
                      Name                                  Address
--------------------------------------------------------------------------------
        Superintendent of Banks of the State    2 Rector Street, New York, N.Y.
        of New York                             10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York        33 Liberty Plaza, New York, N.Y.
                                                10045

        Federal Deposit Insurance Corporation   Washington, D.C.  20429

        New York Clearing House Association     New York, New York   10005

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of January, 2002.

                                          THE BANK OF NEW YORK


                                          By: /s/ Mary LaGumina
                                             -----------------------------------
                                             Name:  Mary LaGumina
                                             Title: Vice President

                                                        EXHIBIT 7 TO FORM OF T-1


                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                             In Thousands
Cash and balances due from depository
   institutions:
   Noninterest-bearing balances and currency
   and coin ....................................................     $ 3,238,092
   Interest-bearing balances ...................................       5,255,952
Securities:
   Held-to-maturity securities .................................         127,193
   Available-for-sale securities ...............................      12,143,488
Federal funds sold and Securities purchased
   under agreements to resell ..................................         281,677
Loans and lease financing receivables:
   Loans and leases held for sale ..............................             786
   Loans and leases, net of unearned
     income...............46,206,726
   LESS: Allowance for loan and
     lease losses............607,115
   Loans and leases, net of unearned
     income and allowance ......................................      45,599,611
Trading Assets .................................................       9,074,924
Premises and fixed assets (including
   capitalized leases) .........................................         783,165
Other real estate owned ........................................             935
Investments in unconsolidated subsidiaries
   and associated companies ....................................         200,944
Customers' liability to this bank on
   acceptances outstanding .....................................         311,521
Intangible assets
   Goodwill ....................................................       1,546,125
   Other intangible assets .....................................           8,497
Other assets ...................................................       8,761,129
                                                                     ===========

Total assets ...................................................     $87,334,039
                                                                     ===========

LIABILITIES
Deposits:
   In domestic offices .........................................     $28,254,986
   Noninterest-bearing.......................10,843,829
   Interest-bearing..........................17,411,157
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ....................................      31,999,406
   Noninterest-bearing........................1,006,193
   Interest-bearing..........................30,993,213
Federal funds purchased and securities sold
   under agreements to repurchase ..............................       6,004,678
Trading liabilities ............................................       2,286,940
Other borrowed money:
   (includes mortgage indebtedness and
   obligations under capitalized leases) .......................       1,845,865
Bank's liability on acceptances executed and
   outstanding .................................................         440,362
Subordinated notes and debentures ..............................       2,196,000
Other liabilities ..............................................       7,606,565
                                                                     -----------
Total liabilities ..............................................     $80,634,802
                                                                     ===========

EQUITY CAPITAL
Common stock ...................................................       1,135,284
Surplus ........................................................       1,050,729
Retained earnings ..............................................       4,436,230
Accumulated other comprehensive income .........................          76,292
Other equity capital components ................................               0
                                                                     -----------
Total equity capital ...........................................       6,698,535
                                                                     -----------
Total liabilities and equity capital ...........................     $87,334,039
                                                                     ===========


         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                        Thomas J. Mastro,
                                    Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi
Gerald L. Hassell                              Directors
Alan R. Griffith